Exhibit 10.12.2

DECRANE AIRCRAFT HOLDINGS, INC.

SECOND AMENDMENT

TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 16, 2004 and entered into by and among DeCrane Aircraft Holdings, Inc., a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (“Lenders”), Credit Suisse First Boston (successor to DLJ Capital Funding, Inc.), acting through its Cayman Islands Branch, as syndication agent for Lenders (in such capacity, “Syndication Agent”) and as administrative agent for Lenders (in such capacity, “Administrative Agent”), and is made with reference to that certain Credit Agreement, dated as of December 22, 2003, as amended by a First Amendment to Credit Agreement dated as of June9, 2004 (the “Credit Agreement”), by and among Company, the lenders listed on the signature pages thereof, Syndication Agent and Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company desires to issue the Senior Notes in connection with the Senior Note Exchange and enter into the Senior Note Indenture as permitted by subsection 6.1(xii) of the Credit Agreement;

WHEREAS, the proposed form of Senior Note Indenture permits redemption of the Senior Notes at the option of Company;

WHEREAS, Company and Lenders desire to amend the Credit Agreement to prohibit optional redemption, optional prepayment or optional purchase of the Senior Notes;

WHEREAS, Company may issue the Senior Notes only if, among other things, Syndication Agent has determined that the terms and conditions of the Senior Notes, the Senior Note Indenture and the documentation evidencing the Senior Note Exchange are satisfactory;

WHEREAS, Syndication Agent has decided to make such determination only upon request by Requisite Lenders, as provided in subsection 8.2B of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

Section 6 of the Credit Agreement is hereby amended by adding the following as subsection 6.16:

“6.16      Prepayments of Senior Notes.

Company shall not, and shall not permit any of its Subsidiaries to, make any optional redemption or optional purchase of, optional prepayment with respect to, the Senior Notes.”

Section 2.  CONSENT

Lenders, constituting Requisite Lenders, hereby determine that the terms and conditions of the Senior Notes, the Senior Note Indenture attached hereto as Exhibit A and the documentation evidencing the Senior Note Exchange attached hereto as Exhibit B are satisfactory in form and substance, and request Syndication Agent to indicate its satisfaction with such terms and conditions to Company.

Section 3.  CONDITIONS TO EFFECTIVENESS

A.            Section 1 and Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

1.             On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Syndication Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

(a)           an amendment to the First Lien Credit Agreement to the effect that prepayment of the Senior Notes issued pursuant to the Senior Note Indenture is prohibited pursuant to the terms of such agreement;

(b)           Signature and incumbency certificates of its officers executing this Amendment; and

(c)           Executed originals of this Amendment, executed by Parent, Company and each Subsidiary Guarantor.

2.             Executed originals of this Amendment executed by Requisite Lenders.

Section 4.  COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete on and as of the Second Amendment Effective Date:

A.            Corporate Power and Authority.  Each of Company and its Subsidiaries has all requisite corporate power and authority to enter into this Amendment to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

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B.            Authorization of Agreement.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of Company and its Subsidiaries.

C.            No Conflict.  The execution, delivery and performance by each of Company and each of its Subsidiaries of this Amendment, and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of (x) any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (y) the Certificate or the Articles of Incorporation or Bylaws (or any other organization document) of Parent, Company or any of Company’s Subsidiaries or (z) any order, judgment or decree of any court or other agency of government binding on Company or any of Company’s Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under any Contractual Obligation of Parent, Company or any of its Subsidiaries where such conflict, breach or default in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of Company’s Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of or consent of any Person under any Contractual Obligation of Parent, Company or any of Company’s Subsidiaries, except for this Amendment and such approvals or consents the failure of which to obtain has not had and could not reasonably be expected to have a Material Adverse Effect.

D.            Governmental Consents.  The execution, delivery and performance by each of Company and each of its Subsidiaries of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registrations, consents, approvals, notices or other actions (x) that have been made, obtained or taken on or prior to the date on which such registrations, consents, approvals, notices or other actions are required to be made, obtained or taken, as the case may be, and are in full force and effect or (y) the failure of which to make, obtain or take has not had and could not reasonably be expected to have a Material Adverse Effect.

E.             Binding Obligation.  This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

F.             Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the

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Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.            Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5.  ACKNOWLEDGEMENT AND CONSENT

Each of Parent and the Subsidiary Guarantors (each a “Guarantor”) is a party to a Guaranty and each such Guarantor has guarantied the Obligations.

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guaranty to the fullest extent possible the payment and performance of all “Guarantied Obligations” as such term is defined in the applicable Guaranty, including without limitation the payment and performance of all such “Guarantied Obligations” in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

Each Guarantor (a) acknowledges and agrees that the Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;  (b) represents and warrants that all representations and warranties contained in the Amended Agreement and in the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and (c) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 6.  MISCELLANEOUS

A.            Effect of Amendment.

(i)            On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreements.

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(ii)           On and after the Second Amendment Effective Date, each reference in the other Loan Documents to the “Lenders,” “Commitments,” or words of like import shall mean and be a reference to the Lenders and Commitments as amended by this Agreement.

(iii)          Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iv)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.            Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E.             Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and Guarantors and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DECRANE AIRCRAFT HOLDINGS, INC., a Delaware corporation

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

AUDIO INTERNATIONAL, INC., an Arkansas corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

CARL F. BOOTH & CO., LLC, a Delaware limited liability company (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

CUSTOM WOODWORK & PLASTICS, LLC., a Delaware limited liability company (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DAH-IP HOLDINGS, INC., a Delaware corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DAH-IP INFINITY, INC., a Delaware corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DECRANE AIRCRAFT SEATING COMPANY, INC., a Wisconsin corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DECRANE CABIN INTERIORS, LLC, a Delaware limited liability company (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. JACK DECRANE
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DECRANE CABIN INTERIORS CANADA, INC., a Delaware corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

HOLLINGSEAD INTERNATIONAL, INC., a California corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

PATS AIRCRAFT, LLC, a Delaware limited liability company (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

PCI NEWCO., INC., a Kansas corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

PPI HOLDINGS, INC., a Kansas corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

PRECISION PATTERN, INC., a Kansas corporation (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

THE INFINITY PARTNERS, LTD., a Texas limited partnership

by: DAH-IP Holdings, Inc., a Delaware limited partnership, its general partner (for purposes of Section 5 only) as a Subsidiary Guarantor

By:	/s/ R. Jack decrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

DECRANE HOLDINGS CO., a Delaware corporation (for purposes of Section 5 only) as a guarantor

By:	/s/ R. Jack decrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch (successor to DLJ Capital Funding, Inc.), as a Lender, Syndication Agent and Adminstrative Agent

By:	/s/ DANA KLEIN
	Name:	Dana Klein
	Title:	Managing Director

By:	/s/ Richard Carey
	Name:	Richard Carey
	Title:	Managing Director

, as a Lender

By:
Name:
Title:

ANNEX A

MATTERS TO BE COVERED IN OPINION OF COUNSEL TO COMPANY

1.             Company has been duly incorporated, and is validly existing in good standing under the laws of the State of Delaware with corporate power to own its properties and assets, to enter into the Amendment and to perform its obligations under the Amendment.

2.             The execution, delivery and performance of the Amendment by Company have been duly authorized by all necessary corporate action on the part of aaaaaaaCompany, the Amendment has been duly executed and delivered by Company, and the Amendment and the Amended Agreement constitute the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

3.             Company’s execution and delivery of the Amendment and the consummation of the transactions contemplated by the Amendment do not and will not (i) violate the Certificate of Incorporation or By-laws of Parent or of Company, (ii) violate, breach or result in a default under Senior Subordinated Note Indenture or the First Lien Credit Agreement, (iii) breach or otherwise violate any existing obligation of Company under any order, judgment or decree of any New York, California or federal court or Governmental Authority binding on Company or (iv) violate any New York, California or federal statute or regulation.

4.             No governmental consents, approvals, authorizations, registrations, declarations or filings are required by Company in connection with the execution and delivery by Company of the Amendment, and the performance by Company of the Amended Agreement.

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